UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2020

FELLAZO INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39002	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jinshan Building East, Unit 1903

568 Jinshan West Road

Yong Kang City, Zhejiang Province

People’s Republic of China 321300

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 13012855255

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, one Right and one Warrant	FLLCU	The NASDAQ Stock Market LLC
Ordinary Shares, par value $0.0001 per share	FLLC	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one Ordinary Share	FLLCR	The NASDAQ Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share, each whole Ordinary Share exercisable at $11.50 per whole share	FLLCW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01      Change in Registrant’s Certifying Accountant.

(b) Engagement of New Independent Registered Public Accounting Firm

On February 26, 2020, the Audit Committee of the Board of Directors (the “Audit Committee”) of Fellazo Inc. (the “Company”) appointed Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm, effective February 21, 2020.

For the period from October 5, 2018 (date of inception) through December 31, 2019 and during the subsequent interim periods through February 21, 2020, except as described below and in the below-referenced filings, neither the Company nor anyone acting on behalf of the Company had consulted Marcum regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Marcum provide a written report or oral advice to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

As previously disclosed in the Company’s Current Reports on Form 8-K filed on November 15, 2019, December 10, 2019 (as amended on December 26, 2019) and December 18, 2019 with the Securities and Exchange Commission, on November 14, 2019, Marcum was engaged as the Company’s independent registered public accounting firm, and subsequently resigned on December 4, 2019 because it had not received satisfactory responses to its inquiries with respect to certain related party transactions, and therefore could not rely on the representations of management, to conclude its review of the Company’s interim financial statements for the quarterly period ended September 30, 2019 pursuant to AS 4105. Subsequent to Marcum’s resignation, and as further described in the Company’s Current Report on Form 8-K filed on December 18, 2019, the Company remediated each of the aforementioned transactions. Additionally, the Audit Committee concluded that the occurrence of such transactions reflected inadequate and ineffective internal controls, resulting from a lack of proper instruction to the Company’s management and financial personnel or adequate guidelines regarding transactions between the Company and its sponsor, and between the Company and its management. The Audit Committee has engaged an independent law firm to further investigate these matters. As part of the Company’s efforts to remediate the aforementioned weaknesses and to prevent future violations, on February 5, 2020, the Board approved certain changes in the Company’s leadership and sponsorship, as described in further detail in the Company’s Current Report on Form 8-K filed on February 6, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2020

FELLAZO INC.

By:	/s/ Stephen Markscheid
Name: Stephen Markscheid
Title: Interim Chief Executive Officer and Chief Financial Officer

2